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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated July 20, 1998, in Amendment No. 2 to the Registration Statement on Form S-1 related Prospectus of MIPS Technologies, Inc., for the registration of 6,900,000 shares of its common stock.


                                          ERNST & YOUNG LLP


San Jose, California
March 26, 1999